PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

               380 Madison Avenue, Suite 2300, New York, NY 10017

                          Notice of Special Meeting of
                             Shareholders to Be Held
                              on September 23, 2009

To Shareholders:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust (each, a "Fund") will be held:

Place:       (a) at the offices of the Funds
                 380 Madison Avenue
                 Suite 2300
                 New York, NY 10017;

Time:        (b) on Wednesday, September 23, 2009
                 at 10:00 a.m. Eastern Daylight Time;

Purposes:    (c) For the following purposes:

(i) to elect eight Trustees; each Trustee elected will hold office until the next meeting of each Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

                 (ii) To ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as each Fund's independent registered public accounting firm for the fiscal year ending March 31, 2010 (Proposal No. 2);

                 (iii) To act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can Vote
What Shares: (d) To vote at the Meeting, you must have been a shareholder on the records of the applicable Fund at the close of business on June 29, 2009 (the "record date"). The number of shares of each Fund's outstanding classes of shares that you held at that time and the net asset values of each class of shares (normally $1.00 per share) at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

                           By order of the Board of Trustees,



                           EDWARD M. W. HINES
                           Secretary





August 19, 2009

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Funds, we request your cooperation in voting no matter how large or small your holding may be.

                        PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of a Meeting of the Shareholders of Pacific Capital Cash Assets Trust (the "Cash Fund"), Pacific Capital Tax-Free Cash Assets Trust (the "Tax-Free Fund") and Pacific Capital U.S. Government Securities Cash Assets Trust (the "U.S. Government Fund"). Each of these (referred to also as a "Fund" and collectively as the "Funds") is a portfolio and series of Cash Assets Trust, a Massachusetts business trust (the "Business Trust"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

     Each Fund's investment adviser (the "Adviser") is Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802. Each Fund's Administrator (the "Administrator") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the sole subsidiary of the Business Trust's founder, Aquila Management Corporation. Each Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

     A copy of the Funds' most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about August 19, 2009.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

                                 (1) Proxy Card:

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; these persons are called the "proxy holders." If you own shares in more than one Fund, you will receive a proxy card from each Fund of which you own shares. As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

                              (2) Internet Voting:

     To vote your shares by the Internet, please contact one or more of the Funds at the Internet address shown on your proxy card. You will be prompted to enter the control number on the proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

                              (3) Telephone Voting:

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on the proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

                               General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying each Fund of which you are a shareholder in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Funds are sending you this Notice and Proxy Statement in connection with the solicitation by their Trustees of proxies to be used at the Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Funds pay the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of each Fund's shares so that these owners may authorize the voting of their shares. The Funds will pay these firms their out-of-pocket expenses for doing so.

     On the record date, each Fund had two classes of shares outstanding. All shareholders of each Fund are entitled to vote at its meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

     On the record date, the net asset value per share of each Fund's outstanding classes of shares was $1.00. The meeting of each Fund is expected to act only upon matters that affect that Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect each Fund as a whole, all shareholders of that Fund, including the shareholders of both classes of shares of that Fund, are entitled to vote at the meeting.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

     The following material includes information about each nominee and the officers of each Fund. All shares of the Funds listed as owned by the Trustees are Original Shares unless indicated otherwise. All of the nominees except for Mr. Humphreys, Mr. Kobayashi and Mr. O'Flaherty are presently Trustees and were elected by the shareholders in July 2008. The Nominating Committee is proposing the election of Mr. Humphreys, Mr. Kobayashi and Mr. O'Flaherty at the suggestion of the Trustees of the Funds. All nominees have consented to serve if elected.

Nominees (1)(2)
                                                                           Number of
                                                                           Portfolios in    Other Directorships
                         Positions Held                                    Fund             Held by Trustee
                         with Trust and                                    Complex(5)       (The position held is
Name, Address(3)         Length of         Principal Occupation(s)         Overseen by      a directorship unless
and Date of Birth        Service(4)        During Past 5 Years             Trustee          indicated otherwise.)

Interested
Trustee (6)

Diana P. Herrmann        Vice Chair of     Vice Chair and Chief Executive     12            ICI Mutual Insurance
New York, NY             the Board of      Officer of Aquila Management                     Company
(02/25/58)               Trustees since    Corporation, Founder of the
                         2003, President   Aquila Group of Funds((7)) and
                         since 1998 and    parent of Aquila Investment
                         Trustee since     Management LLC, Administrator
                         2004              since 2004, President since 1997,
                                           Chief Operating Officer,
                                           1997-2008, a Director since 1984,
                                           Secretary since 1986 and
                                           previously its Executive Vice
                                           President, Senior Vice President
                                           or Vice President, 1986-1997;
                                           Chief Executive Officer and Vice
                                           Chair since 2004, President and
                                           Manager of the Administrator
                                           since 2003, and Chief Operating
                                           Officer of the Administrator,
                                           2003-2008; Chair, Vice Chair,
                                           President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the Aquila
                                           Group of Funds since 1986;
                                           Director of the Distributor since
                                           1997; Governor, Investment
                                           Company Institute (a trade
                                           organization for the U.S. mutual
                                           fund industry dedicated to
                                           protecting shareholder interests
                                           and educating the public about
                                           investing) and head of its Small
                                           Funds Committee since 2004;
                                           active in charitable and
                                           volunteer organizations.


Non-interested
Trustees

Theodore T. Mason        Chair of the      Executive Director, East Wind       8            None
New York, NY             Board of          Power Partners LTD since 1994
(11/24/35)               Trustees since    and Louisiana Power Partners,
                         2004 and          1999-2003; Trustee, Premier VIT,
                         Trustee since     2000-2009; Treasurer, Fort
                         1984              Schuyler Maritime Alumni
                                           Association, Inc., successor to
                                           Alumni Association of SUNY Maritime
                                           College, since 2004 (President,
                                           2002-2003, First Vice President,
                                           2000-2001, Second Vice President,
                                           1998-2000) and director of the same
                                           organization since 1997; Director,
                                           STCM Management Company, Inc.,
                                           1973-2004; twice national officer of
                                           Naval Reserve Association, Commanding
                                           Officer of four naval reserve units
                                           and Captain, USNR (Ret); director,
                                           The Navy League of the United States
                                           New York Council since 2002; trustee,
                                           The Maritime Industry Museum at Fort
                                           Schuyler, 2000-2004; and Fort
                                           Schuyler Maritime Foundation, Inc.,
                                           successor to the Maritime College at
                                           Fort Schuyler Foundation, Inc., since
                                           2000.


Thomas W.Courtney        Trustee           President, Courtney Associates,     5            None
Sewickley,PA             since 1984        Inc., a venture capital firm,
(08/17/33)since 1988.

Stanley W. Hong          Trustee           President, Waste Management of      4            Trustee, Pacific Capital
Honolulu, HI             since 1993        Hawaii, Inc. and Corporate Vice                  Funds(R), which includes
(04/05/36)                                 President - Hawaii Area for                      12 bond and stock funds;
                                           Waste Management, Inc.,                          First Insurance Co. of
                                           2001-2005; Trustee, The King                     Hawaii, Ltd., Lanihau
                                           William Charles Lunalilo Trust                   Properties, Ltd., The
                                           Estate since 2001; President and                 Westye Group - West
                                           Chief Executive Officer, The                     (Hawaii), Inc., Heald
                                           Chamber of Commerce of Hawaii,                   Education LLC.
                                           1996-2001; Director PBS - Hawaii
                                           Foundation since 1998; Regent,
                                           Chaminade University of
                                           Honolulu since 1991; Trustee,
                                           the Nature Conservancy of Hawaii
                                           since 1998; Trustee, Child and
                                           Family Service since 2005;
                                           Director, The East West Center
                                           Foundation since 2006; St. Louis
                                           School since 2007; and a
                                           director of other corporate and
                                           community organizations.

Richard L. Humphreys     Nominee           President, Hawaii Receivables      None          Trustee, Pacific Capital
Kaneohe, HI                                Management, LLC (a factoring                     Funds(R), which includes
(10/06/43)                                 company) since 2001; President,                  12 bond and stock funds;
                                           Lynk Payment Systems Hawaii, LLC
                                           (credit card processing) since 2002.

Bert A. Kobayashi, Jr.   Nominee           President and Chief Executive      None          Hawaiian Electric
Honolulu, HI                               Officer, Kobayashi Group, LLC (a                 Company, Inc.
(04/22/70)                                 group of companies primarily
                                           engaged in real estate enterprises)
                                           since 2001; Managing Director, KG
                                           Holdings, LLC (real estate
                                           investment) since 2009; Vice
                                           President, Nikken Holdings, LLC (real
                                           estate investment) since 2003;
                                           interested in a number of other real
                                           estate companies in Hawaii.

Glenn P. O'Flaherty      Nominee           Chief Financial Officer and         2            None
Denver, CO                                 Chief Operating Officer of
(08/03/58)                                 Lizard Investors, LLC since
                                           2008; Co-Founder, Chief Financial
                                           Officer and Chief Compliance Officer
                                           of Three Peaks Capital Management,
                                           LLP, 2003-2005; Vice President -
                                           Investment Accounting, Global Trading
                                           and Trade Operations, Janus Capital
                                           Corporation, and Chief Financial
                                           Officer and Treasurer, Janus Funds,
                                           1991-2002.

Russell K. Okata         Trustee           Executive Director, Hawaii          5            Trustee, Pacific Capital
Honolulu, HI             since 1993        Government Employees Association                 Funds(R), which includes
(03/22/44)                                 AFSCME Local 152, AFL-CIO                        12 bond and stock funds.
                                           1981-2007; International Vice
                                           President, American Federation
                                           of State, County and Municipal
                                           Employees, AFL-CIO 1981-2007;
                                           director of various civic and
                                           charitable organizations.


Other Individuals

Chairman Emeritus(8)

Lacy B. Herrmann         Founder and       Founder and Chairman of the         N/A          N/A
New York, NY             Chairman          Board, Aquila Management
(05/12/29)               Emeritus since    Corporation, the sponsoring
                         2004, Trustee,    organization and parent of the
                         1984-2004, and    Manager or Administrator and/or
                         Chairman of       Adviser or Sub-Adviser to each
                         the Board of      fund of the Aquila Group of
                         Trustees,         Funds; Chairman of the Manager or
                         1984-2003         Administrator and/or Adviser or
                                           Sub-Adviser to each since 2004;
                                           Founder and Chairman Emeritus of each
                                           fund in the Aquila Group of Funds;
                                           previously Chairman and a Trustee of
                                           each fund in the Aquila Group of
                                           Funds since its establishment until
                                           2004 or 2005; Director of the
                                           Distributor since 1981 and formerly
                                           Vice President or Secretary,
                                           1981-1998; Director or trustee,
                                           Premier VIT, 1994 - 2009; Director or
                                           trustee of Oppenheimer Quest Value
                                           Funds Group, Oppenheimer Small Cap
                                           Value Fund, Oppenheimer Midcap Fund,
                                           1987 - 2009, and Oppenheimer
                                           Rochester Group of Funds,
                                           1995 - 2009; Trustee Emeritus, Brown
                                           University and the Hopkins School;
                                           active in university, school and
                                           charitable organizations.

Officers

Charles E.               Executive Vice    Executive Vice President of all     N/A          N/A
Childs, III              President         funds in the Aquila Group of
New York, NY             since 2003        Funds and the Administrator and
(04/01/57)                                 the Administrator's parent since
                                           2003; Executive Vice President and
                                           Chief Operating Officer of the
                                           Administrator's parent since 2008;
                                           formerly Senior Vice President,
                                           corporate development, Vice
                                           President, Assistant Vice President
                                           and Associate of the Administrator's
                                           parent since 1987; Senior Vice
                                           President, Vice President or
                                           Assistant Vice President of the
                                           Aquila Money-Market Funds, 1988-2003.

Sherri Foster            Vice President    Senior Vice President, Hawaiian     N/A          N/A
Lahaina, HI (07/27/50)   since 1997        Tax-Free Trust since 1993 and
                                           formerly Vice President or Assistant
                                           Vice President; Vice President since
                                           1997 and formerly Assistant Vice
                                           President of the three Aquila
                                           Money-Market Funds; Vice President,
                                           Aquila Rocky Mountain Equity Fund
                                           since 2006; Registered Representative
                                           of the Distributor since 1985.

John M. Herndon          Vice President    Assistant Secretary of the          N/A          N/A
New York, NY (12/17/39)  since 1990 and    Aquila Group of Funds since 1995
                         Assistant         and Vice President of the three
                         Secretary         Aquila Money-Market Funds since
                         since 1995        1990; Vice President of the
                                           Administrator or its predecessor
                                           and current parent since 1990.

Robert W. Anderson       Chief             Chief Compliance Officer of the     N/A          N/A
New York, NY (08/23/40)  Compliance        Trust and each of the other
                         Officer since     funds in the Aquila Group of
                         2004 and          Funds, the  Administrator and
                         Assistant         the Distributor since 2004,
                         Secretary         Compliance Officer of the
                         since 2000        Administrator or its predecessor
                                           and current parent 1998-2004;
                                           Assistant Secretary of the Aquila
                                           Group of Funds since 2000.

Joseph P. DiMaggio       Chief             Chief Financial Officer of the      N/A          N/A
New York, NY             Financial         Aquila Group of Funds since 2003
(11/06/56)               Officer since     and Treasurer since 2000.
                         2003 and
                         Treasurer
                         since 2000

Edward M. W. Hines       Secretary         Shareholder of Butzel Long, a       N/A          N/A
New York, NY             since 1984        professional corporation,
(12/16/39)                                 counsel to the Trust, since
                                           2007; Partner of Hollyer Brady Barrett
                                           & Hines LLP, its predecessor as
                                           counsel, 1989-2007; Secretary of the
                                           Aquila Group of Funds.

Lori A. Vindigni        Assistant          Assistant Treasurer of the          N/A          N/A
New York, NY            Treasurer since    Aquila Group of Funds since
(11/02/66)              2000               2000; Assistant Vice President
                                           of the Administrator or its
                                           predecessor and current parent since
                                           1998; Fund Accountant for the Aquila
                                           Group of Funds, 1995-1998.



(1) The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Pacific Capital Funds(R) of Cash Assets Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Because the Funds do not normally hold annual meetings, each Trustee holds office for an indeterminate term. The term of office of each officer is one year.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Funds as an officer of each Fund, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Funds.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the "Aquila Group of Funds."

(8) The Chairman Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                 (as of 6/30/09)

                                           Dollar Range of
                                        Ownership in Pacific            Aggregate Dollar Range of Ownership
                                          Capital Funds(R) of                in Aquila Group of Funds (1)
Name of Trustee                        Cash Assets Trust (1)

Interested Trustee

Diana P. Herrmann                               D                                        E


Non-interested Trustees

Theodore T. Mason                               A                                        E

Thomas W. Courtney                              A                                        C

Stanley W. Hong                                 A                                        C

Richard L. Humphreys                            A                                        E

Bert A. Kobayashi, Jr.                          C                                        C

Glenn P. O'Flaherty                             A                                        C

Russell K. Okata                                A                                        E


(1)   A. None
      B. $1-$10,000
      C. $10,001-$50,000
      D. $50,001-$100,000
      E. over $100,000


None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser or the Distributor.

     The Funds do not currently pay fees to any of any Fund's officers or to Trustees affiliated with the Administrator. For its fiscal year ended March 31, 2009 the Funds paid the following amounts respectively to the Trustees in compensation and reimbursement of expenses: Cash Fund $99,726, Tax-Free Fund $79,386 and Government Securities Fund $261,033. No other compensation or remuneration of any type, direct or contingent, was paid by any Fund to the Trustees.

     Each Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Independent Trustee from the Funds or from other funds in the Aquila Group of Funds during the Funds' fiscal year. None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

                                                                                        Compensation
                                    Compensation              Compensation              from
                                    from                      from                      the Government
Name                                the Cash Fund             the Tax-Free Fund         Securities Fund

Theodore T. Mason                   $17,191                   $14,652                   $38,673

Thomas W. Courtney                  $14,087                   $11,305                   $37,621

Stanley W. Hong                     $13,469                   $10,930                   $34,951

Richard L. Humphreys                      0                         0                         0

Bert A. Kobayashi, Jr.                    0                         0                         0

Glenn P. O'Flaherty                       0                         0                         0

Russell K. Okata                    $13,469                   $10,930                   $34,951


                                    Compensation                 Number of
                                    from all funds               boards on which
                                    in the Aquila                the Trustee
Name                                Group of Funds               now serves*

Theodore T. Mason                   $133,750                           8

Thomas W. Courtney                  $104,575                           5

Stanley W. Hong                      $76,250                           4

Richard L. Humphreys                       0                           0

Bert A. Kobayashi, Jr.                     0                           0

Glenn P. O'Flaherty                  $34,000                           2

Russell K. Okata                     $91,750                           5


* Messrs. Hong, Humphreys and Okata are also trustees of the 12 funds in the Pacific Capital Funds(R) for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $40,375, Nominee Humphreys $44,434 and Trustee Okata $44,937.


     The Funds' Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of July 31, 2009 these funds had aggregate assets of approximately $4.2 billion, of which approximately $1.6 billion consisted of assets of the Funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts; however, a transaction is expected to occur in 2009 which will change the ownership of Aquila Investment Management LLC's corporate parent so that no person will own or control with power to vote more than 24.9% of the voting shares of such parent.

     During the fiscal year ended March 31, 2009, the Cash Fund, the Tax-Free Fund and the Government Securities Fund paid, respectively, $579,670, $263,474 and $1,129,971 in administration fees.

     During the fiscal year ended December 31, 2009, the Cash Fund, the Tax-Free Fund and the Government Securities Fund paid, respectively, $56,407, $39,252 and $122,520 to Butzel Long, a professional corporation, independent counsel to the Funds, for legal services. Edward M.W. Hines, Secretary of the Funds, is a shareholder of that firm.

     The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Funds. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

                          Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). The members of the Audit Committee are Thomas W. Courtney, Stanley W. Hong, Theodore T. Mason, Russell K. Okata, Douglas Philpotts and Oswald K. Stender. The Committee (i) selects the Funds' independent registered public accounting firm; (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Funds' internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held one meeting during the Funds' last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Funds' last fiscal year, the Board of Trustees held six meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

     The Funds do not normally hold regular annual meetings.

     The Funds have a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Funds' website at www.aquilafunds.com.

     Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.


                                  Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares of the Business Trust, considered together as a single class, present at the Meeting.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

     Tait, Weller & Baker LLP ("TWB"), which is currently serving as each Fund's independent registered public accounting firm, has been selected by the Audit Committee and ratified by the Board of Trustees, including a majority of the non-"interested" Trustees, as each Fund's independent registered public accounting firm for the fiscal year ending March 31, 2010. Such selection is submitted to the shareholders for ratification or rejection.

     The following table represents fees for professional audit services rendered by TWB for the audit of each Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2008 and 2009.

                                              Cash Fund

                                         2008           2009

     Audit Fees                         $13,000       $13,600

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     13,000        13,600


     Tax fees (1)                         1,500         1,600

     All other fees                           0             0
                                         ------        ------

         Total                          $14,500       $15,200
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

                                            Tax-Free Fund

                                          2008          2009

     Audit Fees                         $13,000       $13,600

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     13,000        13,600


     Tax fees (1)                         1,500         1,600

     All other fees                           0             0
                                         ------        ------

         Total                          $14,500        $15,200
                                         ======         ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

                                       Government Securities Fund

                                          2008           2009

     Audit Fees                         $13,000       $13,600

     Audit related fees                       0             0
                                         ------        ------

        Audit and audit related fees     13,000        13,600


     Tax fees (1)                         1,500         1,600

     All other fees                           0             0
                                         ------        ------

         Total                          $14,500       $15,200
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


     TWB did not perform any services during the last fiscal year for the Funds' investment adviser or any entity controlling, controlled by or under common control with the adviser that provides services to the Funds.

     All audit and non-audit services performed by TWB on behalf of the Funds or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Funds are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of TWB for the fiscal year ending March 31, 2010.

     TWB has no direct or indirect financial interest in the Funds or the Adviser. It is expected that representatives of TWB will not be present at the meetings but will be available should any matter arise requiring their presence.

                                  Vote Required

     Approval requires the affirmative votes of a majority of the shares present.


                               Other Information

     On the record date, the total number of shares outstanding for each class of shares of each Fund was as follows:

                                 Original Shares     Service Shares     Total

Cash Fund:                         267,390,445         90,329,046    357,719,491

Tax-Free Fund:                     244,196,436         62,075,818    306,272,253

Government Securities Fund:        593,406,802        267,908,035    861,314,837

     On the record date, the following institutional holders held 5% or more of a class of each Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address
of the holder of
record                                      Number of shares           Percent of class

Cash Fund: Original Shares

Bank of Hawaii
P. O. Box 1930
Honolulu, HI                                262,565,608                      98.20%

Cash Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                 58,434,675                      64.69%

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                 31,890,127                      35.30%

Tax-Free Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                242,924,335                      99.48%

Tax-Free Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                 51,685,381                      83.26%

National Financial Services Corp.
For Exclusive Benefit of its Customers
200 Liberty Street
New York, NY                                 10,340,047                      16.66%

Government Securities Fund: Original Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                592,024,660                      99.77%

Government Securities Fund: Service Shares

Bank of Hawaii
P.O. Box 1930
Honolulu, HI                                249,367,794                      93.08%


                                Other Business.

     The Funds do not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

                        PACIFIC CAPITAL CASH ASSETS TRUST
                   PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST
          PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST

                            Notice of Special Meeting
                                 of Shareholders
                                   to Be Held
                              on September 23, 2009

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.






               PROXY        AQUILA GROUP OF FUNDS        PROXY

         PACIFIC CAPITAL CASH ASSETS TRUST Proxy for Special Meeting of
                        Shareholders - September 23, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES
E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, September 23, 2009, at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


               VOTE VIA THE TELEPHONE: 1-866-241-6192
               VOTE VIA THE INTERNET: www.proxy-direct.com

               Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
               Signature

               -------------------------------------------------
               Signature (if held jointly)

               -------------------------------------------------


               Date_____________________________________________


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.



                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


         Important Notice Regarding the Availability of Proxy Materials
                          for the Aquila Group of Funds
              Shareholder Meeting to Be Held on September 23, 2009.
 The Proxy Statement for this meeting is available at:
                     https://www.proxy-direct.com/aqu20421


                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                          Please detach at perforation
before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL CASH ASSETS TRUST SPECIAL MEETING


1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong
     04. Richard L. Humphreys 05. Bert A. Kobayashi, Jr. 06. Theodore T. Mason
     07. Glenn P. O'Flaherty 08. Russell K. Okata

                                                          *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------                -------------------------------
------------------------------                -------------------------------
------------------------------                -------------------------------


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.






                 PROXY        AQUILA GROUP OF FUNDS        PROXY

          PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST Proxy for Special Meeting
                  of Shareholders - September 23, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital Tax-Free Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, September 23, 2009, at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


               VOTE VIA THE TELEPHONE: 1-866-241-6192
               VOTE VIA THE INTERNET: www.proxy-direct.com

               Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
               Signature

               -------------------------------------------------
               Signature (if held jointly)

               -------------------------------------------------


               Date_____________________________________________



           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT



         Important Notice Regarding the Availability of Proxy Materials
                          for the Aquila Group of Funds
              Shareholder Meeting to Be Held on September 23, 2009.
              The Proxy Statement for this meeting is available at:
                      https://www.proxy-direct.com/aqu20421


                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.


Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL TAX-FREE CASH ASSETS TRUST SPECIAL MEETING


1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong
     04. Richard L. Humphreys 05. Bert A. Kobayashi, Jr. 06. Theodore T. Mason
     07. Glenn P. O'Flaherty 08. Russell K. Okata

                                                            *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------                -------------------------------
------------------------------                -------------------------------
------------------------------                -------------------------------


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.






                 PROXY        AQUILA GROUP OF FUNDS        PROXY

             PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST
            Proxy for Special Meeting of Shareholders - September 23, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Pacific Capital U.S. Government Securities Cash Assets Trust (the "Fund") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, September 23, 2009, at the offices of the Fund, 380 Madison Avenue, Suite 2300, New York, New York at 10:00 a.m. Eastern Daylight Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.


               VOTE VIA THE TELEPHONE: 1-866-241-6192
               VOTE VIA THE INTERNET: www.proxy-direct.com

               Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
               Signature

               -------------------------------------------------
               Signature (if held jointly)

               -------------------------------------------------


               Date_____________________________________________


           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


         Important Notice Regarding the Availability of Proxy Materials
                          for the Aquila Group of Funds
              Shareholder Meeting to Be Held on September 23, 2009.
              The Proxy Statement for this meeting is available at:
                     https://www.proxy-direct.com/aqu20421


                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
PACIFIC CAPITAL U.S. GOVERNMENT SECURITIES CASH ASSETS TRUST SPECIAL MEETING


1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong
     04. Richard L. Humphreys 05. Bert A. Kobayashi, Jr. 06. Theodore T. Mason
     07. Glenn P. O'Flaherty 08. Russell K. Okata

                                                            *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "For All Except" and write the nominee number(s) and/or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.



HAS YOUR ADDRESS CHANGED                      DO YOU HAVE ANY COMMENTS

------------------------------                -------------------------------
------------------------------                -------------------------------
------------------------------                -------------------------------


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.